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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 22, 1997


                               1ST UNITED BANCORP
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FLORIDA                       0-20254                  65-0178023
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(State or other            (Commission File           (IRS Employer
jurisdiction of             Number                     Identification
incorporation)                                         Number)

980 N. FEDERAL HIGHWAY, BOCA RATON, FLORIDA              33432
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including are code (561) 392-4000


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ITEM 5    OTHER EVENTS

     On April 22, 1997, 1st United Bancorp ("Bancorp") has entered into an agreement (the "Agreement") to acquire Seaboard Savings Bank, F.S.B. ("Seaboard").

     Bancorp has agreed to pay approximately $8.25 million to acquire the organization. The purchase price will be paid 50% in cash and 50% in common stock of Bancorp. The purchase price may decrease depending on the value of Seaboard's adjusted closing equity as defined in the Agreement. The number of Bancorp Common Shares issued will also depend on the average of the daily closing stock price of Bancorp Common Stock for the 20 days prior to closing as determined in the Agreement. If the computed average is below $12.00 per share, then the stock will be valued at $12.00 per share. Correspondingly, if the stock price is above $16.50 per share, then the stock will be valued at $16.50 per share. The acquisition is anticipated to be accounted principles.

     At March 31, 1997, Seaboard had assets of approximately $75 million, total deposits of approximately $69 million and shareholders' equity of approximately $5.3 million. Seaboard currently services Stuart, Florida from its office at 715 Colorado Avenue.

     The anticipated completion of the acquisition is in the third quarter of 1997. The Agreement subject to regulatory and Seaboard shareholder approval and satisfaction of other contingencies.


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ITEM 7    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  Not applicable
          (b)  Not applicable
          (c)  Exhibits:

               (2.1) Merger Agreement dated April 22, 1997 by and among
                     1st United Bancorp, 1st United Bank and Seaboard Savings Bank, F.S.B.


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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             1st UNITED BANCORP


Date:  May 6, 1997                           By:  /s/ WARREN S. ORLANDO
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                                                Warren S. Orlando
                                                President & CEO


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
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2.1            Merger Agreement dated April 22, 1997 by and
               among 1st United Bancorp, 1st United Bank and
               Seaboard Savings Bank, F.S.B.

     (1) The following Exhibits and Schedules to the Agreement are not being filed with the attached copy of the Agreement.


                                   SCHEDULES
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                           4.1(i)    Articles and Bylaws - Bancorp
                           4.1(ii)   Articles and Bylaws - 1st United

                                    EXHIBITS
                                    --------

                           A - Form of Bank Merger Agreement
                           B - Form of Non-competition Agreement
                           C - Form of Voting Agreement and Irrevocable Proxy D - Seaboard - Form Opinion Letter
                           E - Bancorp - Form Opinion Letter


     The Company hereby agrees to furnish supplementally a copy of any of the foregoing Exhibits or Schedules to the Securities & Exchange Commission upon request.